                                                                   Exhibit 32.1


                     CHIEF EXECUTIVE OFFICER CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Thomas L. Dempsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-Q for Saddlebrook Resorts, Inc. for the period ended September 30, 2003 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.


Date: November 14, 2003                                 /s/ Thomas L. Dempsey
                                                      -------------------------
                                                           Thomas L. Dempsey
                                                      Chairman of the Board and
                                                       Chief Executive Officer